Exhibit 10.3
FIRST AMENDMENT TO INSURANCE AGREEMENT
(Santander Drive Auto Receivables Trust 2007-1)
     This FIRST AMENDMENT TO INSURANCE AGREEMENT (this “Amendment”), dated as of October 15, 2007, is entered into among FINANCIAL GUARANTY INSURANCE COMPANY, as Insurer (the “Insurer”), SANTANDER DRIVE AUTO RECEIVABLES LLC, as Seller (the “Seller”), SANTANDER CONSUMER USA INC., as Servicer (the “Servicer”), SANTANDER DRIVE AUTO RECEIVABLES TRUST 2007-1, as Issuer (the “Issuer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee (the “Indenture Trustee”) and Backup Servicer (the “Backup Servicer”), U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee (the “Owner Trustee”), and SANTANDER CONSUMER USA INC., as originator (the “Originator”), and amends the Insurance Agreement, dated as of April 4, 2007 (the “Insurance Agreement”), among the Insurer, the Seller, the Servicer, the Issuer, the Indenture Trustee, the Backup Servicer, the Owner Trustee and the Originator.
     WHEREAS, each of the parties hereto desires to amend certain definitions in the Insurance Agreement.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Insurance Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto hereby agrees as follows:
     Section 1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Insurance Agreement.
     Section 2. Amendments.
     (a) Article I of the Insurance Agreement is hereby amended by deleting the definitions of “Cumulative Net Loss Rate Table” and “Delinquency Rate Table” in their entirety and replacing them with the following, in their correct alphabetical placement:
     “Cumulative Net Loss Rate Table” The levels set forth below for the periods set forth below:

Collection Period No.	Collection Period Occurring In	Reserve Event	Trigger Event
1	March 2007	3.69%	4.29%
2	April 2007	3.69%	4.29%
3	May 2007	3.19%	4.29%
4	June 2007	5.96%	7.29%
5	July 2007	5.96%	7.29%
6	August 2007	5.96%	7.29%
7	September 2007	8.73%	10.29%
8	October 2007	8.73%	10.29%
9	November 2007	8.73%	10.29%
10	December 2007	11.54%	12.15%

11	January 2008	11.54%	12.15%
12	February 2008	11.54%	12.15%
13	March 2008	13.62%	14.50%
14	April 2008	13.62%	14.50%
15	May 2008	13.12%	14.50%
16	June 2008	14.96%	16.50%
17	July 2008	14.96%	16.50%
18	August 2008	14.96%	16.50%
19	September 2008	16.58%	18.25%
20	October 2008	16.58%	18.25%
21	November 2008	16.58%	18.25%
22	December 2008	18.23%	20.00%
23	January 2009	18.23%	20.00%
24	February 2009	18.23%	20.00%
25	March 2009	19.38%	21.25%
26	April 2009	19.38%	21.25%
27	May 2009	18.88%	21.25%
28	June 2009	19.81%	22.50%
29	July 2009	19.81%	22.50%
30	August 2009	19.81%	22.50%
31	September 2009	20.50%	24.00%
32	October 2009	20.50%	24.00%
33	November 2009	20.50%	24.00%
34	December 2009	21.00%	24.00%
35	January 2010	21.00%	24.00%
36	February 2010	21.00%	24.00%
37	March 2010	21.00%	24.00%
38	April 2010	21.00%	24.00%
39	May 2010	20.50%	24.00%
40	June 2010	20.50%	24.00%
41	July 2010	20.50%	24.00%
42	August 2010	20.50%	24.00%
43	September 2010	20.50%	24.00%
44	October 2010	20.50%	24.00%
45	November 2010	20.50%	24.00%
46	December 2010 and thereafter	21.00%	24.00%

     “Delinquency Rate Table” The levels set forth below for the periods set forth below:

Collection Period No.	Collection Period Occurring In	Reserve Event	Trigger Event
1	March 2007	5.05%	6.42%
2	April 2007	6.42%	6.42%
3	May 2007	6.42%	6.42%
4	June 2007	6.42%	6.42%
5	July 2007	6.42%	6.42%
6	August 2007	6.42%	6.42%
7	September 2007	8.25%	8.25%
8	October 2007	8.25%	8.25%
9	November 2007	9.13%	9.30%
10	December 2007	9.13%	9.30%
11	January 2008	9.13%	9.30%
12	February 2008	9.30%	9.51%
13	March 2008	7.80%	9.51%
14	April 2008	7.80%	9.51%
15	May 2008	8.15%	9.93%
16	June 2008	8.15%	9.93%
17	July 2008	8.15%	9.93%
18	August 2008	9.80%	9.93%
19	September 2008	9.80%	9.93%
20	October 2008	9.80%	9.93%
21	November 2008	10.15%	10.35%
22	December 2008	10.15%	10.35%
23	January 2009	10.15%	10.35%
24	February 2009	10.30%	10.35%
25	March 2009	8.80%	10.35%
26	April 2009	8.80%	10.35%
27	May 2009	8.80%	10.35%
28	June 2009	8.80%	10.35%
29	July 2009	8.80%	10.35%
30	August 2009	11.05%	11.13%
31	September 2009	11.05%	11.13%
32	October 2009	11.05%	11.13%
33	November 2009	11.05%	11.13%
34	December 2009	11.05%	11.13%
35	January 2010	11.05%	11.13%
36	February 2010	11.05%	11.13%
37	March 2010	9.55%	11.13%
38	April 2010	9.55%	11.13%
39	May 2010	9.55%	11.13%
40	June 2010	9.55%	11.13%

41	July 2010	9.55%	11.13%
42	August 2010	11.05%	11.13%
43	September 2010	11.05%	11.13%
44	October 2010	11.05%	11.13%
45	November 2010	11.05%	11.13%
46	December 2010 and thereafter	11.05%	11.13%

     (b) Article I of the Insurance Agreement is hereby amended by deleting the definition of “Backup Servicing Agreement” in its entirety and replacing it with the following, in its correct alphabetical placement:
     “Backup Servicing Agreement” means (a) at any time on or before October 31, 2007, the Backup Servicing Agreement dated as of April 4, 2007 by and among the Insurer, the Servicer, the Seller, the Issuer, the Indenture Trustee and the Backup Servicer and (b) after October 31, 2007, any backup servicing agreement entered into with a backup servicer appointed pursuant to the terms of Section 6.7(j) of the Sale and Servicing Agreement.
     Article I of the Insurance Agreement is hereby amended by adding the following definition of “Backup Servicer” in its correct alphabetical placement:
     “Backup Servicer” means (a) at any time on or before October 31, 2007, Wells Fargo Bank, National Association, in its capacity as backup servicer and (b) after October 31, 2007, any backup servicer appointed pursuant to the terms of Section 6.7(j) of the Sale and Servicing Agreement.
     Section 6.01 of the Insurance Agreement is hereby amended by adding the following sentence to the end of Section 6.01:
In the event that a backup servicer is appointed pursuant to the terms of the Sale and Servicing Agreement, if requested by the Insurer the parties hereto agree to amend this Agreement at the expense of the Servicer to add such backup servicer as a party hereto with such obligations hereunder as may be agreed to by the Insurer and the backup servicer; provided, however, that no such amendment shall modify the obligations of any of the other parties hereto without the consent of such party.
     Section 3. Termination of Backup Servicing Agreement. Pursuant to Section 15(e) thereof, the Insurer hereby terminates, effective October 31, 2007, the Backup Servicing Agreement dated as of April 4, 2007 by and among the Insurer, the Servicer, the Seller, the Issuer, the Indenture Trustee and the Backup Servicer. Each of the parties hereto hereby agrees and consents to such termination and waives any notice in connection therewith.

     Section 4. Representations and Warranties.
     (a) Each party by executing this Amendment hereby represents and warrants that (i) the individual executing this Amendment on behalf of such Person is duly authorized to do so, (ii) such Person has full power and authority and the legal right to enter into this Amendment and to consummate the transactions described in this Amendment, and (iii) this Amendment constitutes the valid and legally binding obligation of such Person, enforceable against such Person in accordance with its terms.
     (b) The Seller, the Servicer and the Originator hereby represent and warrant to each other party hereto that (i) each of the representations and warranties made by it in the Insurance Agreement are true and correct as of the date hereof, as though made on and as of the date hereof and (ii) as of the date hereof, there is no (A) Event of Default, (B) event which, with the passage of time or the giving of notice, could result in an Event of Default, or (C) Trigger Event.
     Section 5. Notice to Rating Agencies. The Servicer acknowledges that it has furnished a copy of this Amendment to the Rating Agencies.
     Section 6. Waiver of Notice. By execution of this Amendment, each of the parties hereto waives any notice in connection with the execution and delivery of this Amendment.
     Section 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS AMENDMENT SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.
     Section 8. Binding Effect; Ratification.
     (a) This Amendment shall become effective as of the date first set forth above when counterparts hereof shall have been executed and delivered by the parties hereto and thereafter shall be binding on the parties hereto and their respective successors and assigns.
     (b) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Insurance Agreement, and (ii) each reference in any Transaction Document to the Insurance Agreement shall mean and be a reference to the Insurance Agreement as amended hereby.
     (c) Except as expressly amended hereby, all provisions of the Insurance Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.
     Section 9. Limitation of Liability. The parties hereto agree that U.S. Bank Trust National Association is executing this Amendment, not in its individual capacity but solely as Owner Trustee of the Issuer, pursuant to authority contained in the Trust Agreement and accordingly, U.S. Bank Trust National Association shall incur no personal liability in connection herewith or the transactions contemplated hereby.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, all as of the day and year first above mentioned.

FINANCIAL GUARANTY INSURANCE COMPANY, as Insurer

By:	/s/ Katya Sverdlov

Name: Katya Sverdlov Title: Vice President

SANTANDER DRIVE AUTO RECEIVABLES LLC, as Seller

By:	/s/ Jim W. Moore

Name: Jim W. Moore Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee and as Backup Servicer

By:	/s/ Edna Barber

Name: Edna Barber Title: Assistant Vice President

SANTANDER CONSUMER USA INC., as Servicer and Originator

By:	/s/ Jim W. Moore

Name: Jim W. Moore Title: Vice President
Santander Drive 2007-1
First Amendment to Insurance Agreement
Signature Page

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2007-1, as Issuer

By U.S. Bank Trust National Association, not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer

By:	/s/ Annette E. Morgan

Name: Annette E. Morgan Title: Trust Officer

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Annette E. Morgan

Name: Annette E. Morgan Title: Trust Officer
Santander Drive 2007-1
First Amendment to Insurance Agreement
Signature Page